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                                                                    EXHIBIT 21

                          SUBSIDIARIES AND AFFILIATES
                           OF HEWLETT-PACKARD COMPANY

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                                                                 Organized Under
                                                                     Laws of
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DOMESTIC SUBSIDIARIES OF HEWLETT-PACKARD COMPANY

Hewlett-Packard Chesapeake Inc.                                      Delaware
Hewlett-Packard Delaware, Inc.                                       Delaware
Hewlett-Packard Delaware Capital, Inc.                               Delaware
Hewlett-Packard Delaware Funding, Inc.                               Delaware
Hewlett-Packard Delaware Holding, Inc.                               Delaware
Hewlett-Packard Delaware Investment, Inc.                            Delaware
Hewlett-Packard Finance Company                                      California
Hewlett-Packard Global Trading, Inc.                                 California
Hewlett-Packard Hellas                                               California
Hewlett-Packard Inter-Americas                                       California
Hewlett-Packard Laboratories Japan, Inc.                             Delaware
Hewlett-Packard Little Falls, Inc.                                   Delaware
Hewlett-Packard Pipeline Company                                     Colorado
Hewlett-Packard World Trade, Inc.                                    Delaware
Apollo World Trade, Inc.                                             Delaware
Convex Computer Corporation                                          Delaware
ElseWare Corporation                                                 Washington
The Tall Tree Insurance Company                                      Vermont
Versatest, Inc.                                                      California

DOMESTIC SUBSIDIARY OF HEWLETT-PACKARD CHESAPEAKE INC.

Hewlett-Packard Puerto Rico                                          California


DOMESTIC SUBSIDIARY OF HEWLETT-PACKARD LITTLE FALLS, INC.

Fleet Systems, Inc.                                                  California


DOMESTIC SUBSIDIARY OF HEWLETT-PACKARD WORLD TRADE, INC.

Hewlett-Packard Export Trade Co.                                     California


DOMESTIC SUBSIDIARIES OF CONVEX COMPUTER CORPORATION

Convex Computer (China) Inc.                                         Delaware
Convex International, Inc.                                           Delaware


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FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD COMPANY

China Hewlett-Packard Company, Ltd.                     PRC
Grupo Hewlett-Packard Latin America S.A. de C.V.        Mexico
Hewlett-Packard Asia Pacific Ltd.                       Hong Kong
Hewlett-Packard Australia Ltd.                          Australia
Hewlett-Packard Bilgisayar Ve Olcum Sistemleri
  Anonim Sirketi                                        Turkey
Hewlett-Packard Hong Kong Ltd.                          Hong Kong
Hewlett-Packard Korea Ltd.                              Korea
Hewlett-Packard Medical Products (Qingdao) Ltd.         PRC
Hewlett-Packard Penang Sdn. Bhd.                        Malaysia
Hewlett-Packard Portugal-Sistemas De Informatica
  E De Medida S.A.                                      Portugal
Hewlett-Packard Sales (Malaysia) Snd. Bhd.              Malaysia
Hewlett-Packard Taiwan, Ltd.                            ROC
Edisa Hewlett-Packard S.A.                              Brazil
EEsof K.K.                                              Japan
EEsof Pte. Ltd.                                         Singapore
P.T. Hewlett-Packard Berca Servisindo                   Indonesia

FOREIGN SUBSIDIARIES OF CONVEX COMPUTER CORPORATION

Convex Computer Australia Pty Ltd.                      Australia
Convex Computer Barbados Ltd.                           Barbados
Convex Computer Canada Ltd.                             Canada
Convex S.p.A.                                           Italy
Convex Computer Japan K.K.                              Japan
Convex Computer Pte. Ltd.                               Singapore
Convex Computer AG                                      Switzerland
Convex Computer B.V.                                    The Netherlands
Convex Computer Ltd.                                    U.K.

FOREIGN SUBSIDIARIES OF GRUPO HEWLETT-PACKARD LATIN AMERICA S.A. DE C.V.

Arrendadora Hewlett-Packard S.A. de C.V.                Mexico
Hewlett-Packard de Mexico S.A. de C.V.                  Mexico

FOREIGN SUBSIDIARY OF HEWLETT-PACKARD ASIA PACIFIC LTD.

Hewlett-Packard Australia Finance Ltd.                  Australia

FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD AUSTRALIA LTD.

Hewlett-Packard New Zealand Ltd.                        New Zealand
Telstra Hewlett-Packard (R&D) Pty. Inc.                 Australia

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FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD DELAWARE, INC.

Hewlett-Packard Chile, S.A.                             Chile
Hewlett-Packard de Venezuela, C.A.                      Venezuela
Hewlett-Packard do Brasil, S.A.                         Brazil
Hewlett-Packard Malaysia Technology, Sdn. Bhd.          Malaysia
Hewlett-Packard (Thailand) Ltd.                         Thailand


FOREIGN SUBSIDIARY OF HEWLETT-PACKARD DELAWARE HOLDING, INC.

Hewlett-Packard (India) Software Operation Pte. Ltd.    India


FOREIGN SUBSIDIARY OF EDISA HEWLETT-PACKARD S.A.

HP Computadores                                         Brazil


FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD HOLDING GMBH

Hewlett-Packard GmbH                                    Germany
CoCreate Software GmbH                                  Germany
IDACOM Electronics GmbH                                 Germany
Leasametric GmbH                                        Germany


FOREIGN SUBSIDIARIES OF COCREATE SOFTWARE GMBH

CoCreate Software, Inc.                                 California
CoCreate Software Ltd.                                  U.K.


FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD EUROPE B.V.

Hewlett-Packard Belgium S.A./N.V.                       Belgium
Hewlett-Packard (Canada) Ltd.                           Canada
Hewlett-Packard Caribe B.V.                             Netherlands
Hewlett-Packard (China) Investment Co., Ltd.            PRC
Hewlett-Packard Colombia Limitada                       Columbia
Hewlett-Packard Coordination Center SC                  Belgium
Hewlett-Packard Far East Pte. Ltd.                      Singapore
Hewlett-Packard Holding GmbH                            Germany
Hewlett-Packard Holding B.V.                            Netherlands
Hewlett-Packard Holdings (M) Sdn. Bhd.                  Malaysia
Hewlett-Packard India Ltd.                              India
Hewlett-Packard Ireland Ltd.                            Ireland
Hewlett-Packard Ireland (Holdings) Ltd.                 Ireland


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FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD EUROPE B.V. (Continued)

Hewlett-Packard Israel Science Center Ltd.                       Israel
Hewlett-Packard Italiana S.p.A.                                  Italy
Hewlett-Packard Japan, Ltd.                                      Japan
Hewlett-Packard Ltd.                                             U.K.
Hewlett-Packard Netherland B.V.                                  Netherlands
Hewlett-Packard Philippines                                      Philippines
Hewlett-Packard S.A.                                             Switzerland
Hewlett-Packard Singapore (Sales) Pte. Ltd.                      Singapore
Hewlett-Packard Vietnam, Ltd.                                    Vietnam
Technologies et Participations S.A.                              France


FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD (CHINA) INVESTMENT CO., LTD.

Hewlett-Packard Computer Products (Shanghai) Co., Ltd.           PRC
Hewlett-Packard Shanghai Analytical Products Co. Ltd.            PRC


FOREIGN SUBSIDIARY OF HEWLETT-PACKARD HOLDINGS (M) SDN. BHD.

Hewlett-Packard Storage Products (M) Sdn. Bhd.                   Malaysia


FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD IRELAND (HOLDINGS) LTD.

Hewlett-Packard (Manufacturing) Ltd.                             Ireland
Hewlett-Packard Europe Finance  Ltd.                             Ireland


FOREIGN SUBSIDIARY OF HEWLETT-PACKARD ITALIANA S.P.A.

Hewlett-Packard Servizi Finanziari S.p.A.                        Italy


FOREIGN SUBSIDIARY OF HEWLETT-PACKARD JAPAN, LTD.

SYC Ltd.                                                         Japan


FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD LTD.

Hewlett-Packard Finance Ltd.                                     U.K.
Hewlett-Packard Product Leasing Ltd.                             U.K.
Apollo Computer (UK) Ltd.                                        U.K.
BT&D Technologies Ltd.                                           U.K.




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FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD S.A.

Hewlett-Packard Argentina S.A.                          Argentina
Hewlett-Packard A/S                                     Denmark
Hewlett-Packard Ges.m.b.H                               Austria
Hewlett-Packard Espanola, S.A.                          Spain
Hewlett-Packard (Malaysia) Sdn. Bhd.                    Malaysia
Hewlett-Packard Norge AS                                Norway
Hewlett-Packard OY                                      Finland
Hewlett-Packard (Schweiz) AG                            Switzerland
Hewlett-Packard Singapore Pte. Ltd.                     Singapore
Hewlett-Packard Sverige AB                              Sweden
Hewlett-Packard Technical B.V.                          Netherlands
Hewlett-Packard Trading S.A.                            Switzerland

FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD SINGAPORE PTE. LTD.

Hewlett-Packard Investment Ltd.                         Liberia
Geneva Investments N.V.                                 Netherlands Antilles
W.W. Investment Holding Pte. Ltd.                       Singapore

FOREIGN SUBSIDIARY OF HEWLETT-PACKARD INVESTMENT LTD.

Banque de Savoie S.A.                                   France

FOREIGN SUBSIDIARY OF W.W. INVESTMENT HOLDING PTE. LTD.

W.W. Real Estate and Development Pte. Ltd.              Singapore

FOREIGN SUBSIDIARIES OF W.W. REAL ESTATE AND DEVELOPMENT PTE. LTD.

W-Wide Offshore Ventures Pte. Ltd.                      Singapore
CB Pierre                                               France

FOREIGN SUBSIDIARIES OF HEWLETT-PACKARD WORLD TRADE, INC.

Hewlett-Packard AO                                      Russia
Hewlett-Packard Europe B.V.                             Netherlands
Hewlett-Packard International Sales Corporation B.V.    Netherlands
Hewlett-Packard Magyarorszag Kft.                       Hungary
Hewlett-Packard Polska spol.z.o.o.                      Poland
Hewlett-Packard RE Ltd.                                 Ireland
Hewlett-Packard s.r.o.                                  Czech Republic
P.T. Hewlett-Packard Finance Indonesia                  Indonesia
Yokogawa Analytical Systems, Inc.                       Japan

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FOREIGN SUBSIDIARY OF LEASAMETRIC GmbH

Leasametric S.A.                                        France

FOREIGN SUBSIDIARIES OF TECHNOLOGIES et PARTICIPATIONS S.A.

Hewlett-Packard France                                  France
Technologies et Participations Immobilieres             France

FOREIGN SUBSIDIARY OF HEWLETT-PACKARD FRANCE

Hewlett-Packard France Finance                          France




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